                                                                     EXHIBIT 3.4

                            CERTIFICATE OF ADOPTION

                                      OF

                          AMENDED AND RESTATED BYLAWS

                                      OF

                     LYNX REAL-TIME SYSTEMS, INCORPORATED



                     Certificate by Secretary of Adoption
                     ------------------------------------
                by Board of Directors and by Stockholders' Vote
                -----------------------------------------------


     The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Lynx Real-Time Systems, Incorporated and that the foregoing Amended and Restated Bylaws, comprising twenty-one (21) pages, were adopted as the Bylaws of the corporation by the Board of Directors on May 29, 1998 and were ratified by the vote of stockholders entitled to exercise the majority of the voting power of the corporation on June 1, 1998.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal this 1st day of June 1998.



                                              /s/ Steven E. Bochner
                                              ----------------------------------
                                              Steven E. Bochner, Secretary

                          AMENDED AND RESTATED BYLAWS
                                      OF
                     LYNX REAL-TIME SYSTEMS, INCORPORATED
                           A California Corporation

                                  ARTICLE I.
                                    OFFICES

     Section 1.  PRINCIPAL OFFICES. The board of directors shall fix the
                 -----------------
location of the principal executive office of the corporation at any place within or outside the State of California. If the principal executive office is located outside California and the corporation has one or more business offices in California, the board of directors shall fix and designate a principal business office in the State of California.

     Section 2.  OTHER OFFICES.  The board of directors may, at any time,
                 -------------
establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                  ARTICLE II.
                           MEETINGS OF SHAREHOLDERS

     Section 1.  PLACE OF MEETING. Meetings of shareholders shall be held at any
                 ----------------
place within or outside the State of California designated by the board of directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

     Section 2.  ANNUAL MEETING. The annual meeting of shareholders shall be
                 --------------
held each year on a date and at a time designated by the board of directors. The date so designated shall be within five (5) months after the end of the fiscal year of the corporation and within fifteen (15) months after the last annual meeting.

     Section 3.  SPECIAL MEETING. A special meeting of the shareholders may be
                 ---------------
called at any time by the board of directors, the chairman of the board, the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting; or if less than a majority of directors in office have been elected by shareholders, by one or more shareholders entitled to cast not less than five (5%) percent of the votes for those directors.

     If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing specifying the time of such meeting and the general nature of the business proposed to be transacted and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

     Section 4.  NOTICE OF SHAREHOLDERS' MEETINGS. All notices of meetings of
                 --------------------------------
shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

     If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) an amendment of the articles of incorporation, pursuant to Section 902 of that Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of that Code, or (v) a distribution in dissolution Other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall also state the general nature of that proposal.

     Section 5.  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any
                 --------------------------------------------
meeting of shareholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

     If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice.

     An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice and shall be filed and maintained in the minute book of the corporation.

     Section 6.  QUORUM. The presence in person or by proxy of the holders of a
                 ------
majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business.

     Section 7.  ADJOURNED MEETING -- NOTICE. Any shareholders' meeting, annual
                 ---------------------------
or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at the meeting, either in person or by proxy; but in the absence of a quorum, no other business may be transacted at that meeting except as provided in Section 6 of this
Article II.

     When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken; unless after the adjournment a new record date for the adjourned meeting is fixed or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case notice of such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this
Article II. If the adjournment is for more than forty-five (45):days, the board of directors shall set a new record date. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

     Section 8.  VOTING. The shareholders entitled to vote at any meeting of
                 ------
shareholders shall be determined in accordance with the provisions of Section 11 of this Article II, subject to the provisions of Section 702 to 704, inclusive, of the California Corporations Code (relating to voting shares held by a fiduciary, etc., in the name of a corporation or in joint ownership).

     The shareholders' vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun.

     On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal; but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote.

     The affirmative vote of the majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by the California Corporations Code or by the articles of incorporation. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast) unless the candidate's name has been placed in nomination prior to commencement of the voting and the shareholder has given notice prior to the commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are normally entitled or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected.

     Section 9.   WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS. The
                  --------------------------------------------------
transactions of any meeting of shareholders, either annual or special, however called, noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present, either in person or by proxy, and if, either before or after the meeting, each person entitled to vote who was not present in person or by proxy signs a written waiver of notice or a consent to a holding of the meeting or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the meeting.

     Section 10.  SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any
                  -------------------------------------------------------
action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided that, except for a vacancy created by removal of a director, a director may be elected at any time to fill a vacancy on the board of directors that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving written consent, the shareholder's proxy holders, a transferee of the shares, a personal representative of a shareholder or their respective proxy holders may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

     If the consents of all shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such shareholders shall not have been received, notice of the corporate action approved by the shareholders without a meeting shall be given (a) at least ten
(10) days before the consummation of any action authorized by that approval, in the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) indemnification of agents of the corporation, pursuant to Section 317 of that Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code; and (b) promptly in the case of any other approval. This notice shall be given in the manner specified in
Section 5 of this Article II.

     Section 11.  RECORD DATE FOR SHAREHOLDER NOTICE, VOTING AND GIVING
                  -----------------------------------------------------
CONSENTS. For purposes of determining the shareholders entitled to notice of any
--------
meeting or to vote or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting and, in this event, only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date except as otherwise provided by agreement or in the California General Corporation Law.

     If the board of directors does not so fix a record date:

          (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

          (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting (i), when no prior action by the board has been taken, shall be the day on which the first written consent is given or (ii), when prior action of the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action or the sixtieth (60th) day before the date of that action, whichever is later.

     Section 12.  PROXIES. Every person entitled to vote for directors or on any
                  -------
other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, by a subsequent proxy executed by the person executing the proxy and presented to the meeting, or by attendance at the meeting and voting in person by the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the California Corporations Code.

     Section 13.  INSPECTORS OF ELECTION.  Before any meeting of shareholders,
                  ----------------------
the board of directors may appoint any persons, other than nominees for office, to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, or if any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may and on the request of any shareholder or a shareholder's proxy shall appoint inspectors of election, or persons to replace those who so fail or refuse, at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed.

     These inspectors shall (by act of the majority if there are three (3) inspectors):

          (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

          (b)  Receive votes, ballots or consents;

          (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

          (d)  Count and tabulate all votes or consents;

          (e)  Determine when the polls shall close;

          (f)  Determine the result; and

          (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

                                 ARTICLE III.
                                   DIRECTORS

     Section 1.  POWERS.  Subject to the provisions of the California General
                 ------
Corporation Law and any limitations in the Articles of Incorporation and these Amended and Restated By-laws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors; provided, however, that for so
                                               -------- --------
long as seventy-five percent (75%) or more of the shares of Series E-2 Preferred Stock originally issued to Motorola, Inc., or the shares of Common Stock issuable upon the conversion thereof, continue to be held by Motorola, Inc., the following actions shall require the approval of not less than two-thirds of the board of directors and those members elected by the holders of Series E-2 Preferred Stock, if any:

          (a)  material changes to the Corporation's Articles of Incorporation;

          (b)  grant of additional options to Inder Singh or Mitchell Bunnell;

          (c) the sale of all or substantially all of the assets of the corporation, or other significant events affecting a change of control of the corporation such as mergers, reorganizations, consolidations, combinations, etc., the result of which is that the shareholders of the corporation prior to such event do not own or control more than 50% of the surviving entity (a "Change of Control Transaction"). Notwithstanding the foregoing, if (i) the corporation first offers to effect any such Change of Control transaction solely with Motorola and Motorola declines to participate in such transaction within forty-five (45) days of such offer and (ii) the corporation's shareholders would receive cash or publicly-
     ---
     traded securities in such transaction, such Change of Control Transaction shall not be subject to the requirement that two-thirds (2/3) of the Board of Directors and those members elected by the holders or Series E-2 Preferred Stock approve; provided, however, that the corporation shall not be permitted to effect any such Change of Control transaction on terms more favorable (to a third party acquirer) than the terms first offered to Motorola without first offering to effect such revised transaction with Motorola.

          (d) the entering into material joint ventures or separate legal entities in which the holder of Series E-2 Preferred Stock has not been offered the first opportunity to participate on at least as favorable terms and conditions as proposed to any other party and has declined to participate in such transaction within sixty (60) days of such offer;

          (e) increase to the corporation's approved stock option, ESOP or comparable compensation plans such that additional common share equivalents are granted which would exceed fifteen percent (15%) of the outstanding capital stock as of the closing of the Series E-2 financing;

          (f) any filing for protection of the corporation under bankruptcy, moratorium or similar laws, or the admission to creditors of the corporation's inability to pay debts as they mature;

          (g)  the declaration of any dividend;

          (h) the exclusive licensing by the corporation of any of the key or core technology of the Company (where for purposes hereof, the Company's key or core technology shall be determined in good faith by the Board of Directors of the Company); and

          (i) enter into any agreement with a third party which would result in such third party owning more than 20% of the capital stock of the corporation (on a fully diluted basis) or which would enable such third party, through contract or otherwise elect themselves to the board.

     Clauses (a), (b), (c), (e), (f), (g) and (i) of this Section 1 shall not survive the closing of an initial public offering of the corporation's common stock and clauses (d) and (h) of this Section 1 shall survive such an initial public offering and any conversion of the Series E-2 Preferred Stock into Common Stock.

     Without prejudice to the aforesaid general powers but subject to the same limitations, the board of directors shall have the power to:

          (a) Select and remove all officers, agents and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the Articles of Incorporation and with these By-laws; fix their compensation and require from them security for faithful service.

          (b) Change the principal executive office or the principal business office in the State of California from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency or country; conduct business within or without the State of California and designate any place within or without the State of California for the holding of any shareholders' meeting or meetings including annual meetings.

          (c) Adopt, make and use a corporate seal; prescribe the forms of certificates of stock and alter the form of the seal and certificates.

          (d) Authorize the issuance of shares of stock of the corporation on any lawful terms in consideration of money paid, labor done, services actually rendered, debts or securities canceled or tangible or intangible property actually received.

          (e) Borrow money and incur indebtedness on behalf of the corporation and cause to be executed and delivered for the corporation's purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations and other evidences of debt and securities.

          (f) Establish reasonable compensation for directors for services to the corporation as director, officer or otherwise.

          (g) Approve alone, without further approval of the shareholders, any loan of money or property to, or guarantee of the obligation of, any of the directors or officers of the corporation or of its parent, or an employee benefit plan authorizing such a loan or guarantee; provided that (1) the corporation has outstanding shares held of record by 100 or more persons (determined as provided in Section 605 of the California Corporations Code) on the date of such approval, the board determines that such loan, guaranty or plan may reasonably be expected to benefit the corporation, and any interested director does not vote, or (2) such loan or guarantee is otherwise permissible under the California Corporations Code.

     Section 2.  NUMBER AND QUALIFICATION OF DIRECTORS. The number of directors
                 -------------------------------------
of the corporation shall be as set forth in the Articles of Incorporation of the corporation.

     Section 3.  ELECTION AND TERM OF OFFICE OF DIRECTORS. Except as otherwise
                 ----------------------------------------
provided by the Articles of Incorporation of the corporation, directors, other than the first directors and directors elected to fill a vacancy, shall be elected at the annual meeting of shareholders, to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except as otherwise provided by the Articles of Incorporation of the corporation, these By-laws or by law.

     Section 4.  REMOVAL OF DIRECTOR WITHOUT CAUSE.
                 ---------------------------------

          (a) Except as otherwise provided by the Articles of Incorporation of the corporation, any or all of the directors may be removed without cause if such removal is approved by the outstanding shares, subject to the following:

               (1) No director may be removed (unless the entire board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the directors' most recent election were then being elected; and

               (2) When by the provisions of the articles the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

          (b) Any reduction of the authorized number of directors does not remove any director prior to the expiration of such director's term of office.

     Section 5.  VACANCIES. Except as otherwise provided by the Articles of
                 ---------
Incorporation of the corporation, vacancies in the board of directors may be filled by approval at a meeting duly held or by written consent of a majority of shares entitled to vote, by approval of the board, or if the number of directors then in office is less than a quorum, by (a) the unanimous written consent of the directors then in office, (b) affirmative vote of a majority of remaining directors at a meeting held pursuant to due notice or waiver, or (c) by a sole remaining director; except that a vacancy created by the removal of a director may be filled only by the Board, by a vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of all the outstanding shares entitled to vote.

     Except as otherwise provided by the Articles of Incorporation of the corporation, a vacancy or vacancies in the board of directors shall be deemed to exist in the event of the death, resignation or removal of any director or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony or if the authorized number of directors is increased or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting.

     Except as otherwise provided by the Articles of Incorporation of the corporation, the shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, by vote of the majority of shares entitled to vote represented at a duly held meeting at which a quorum is present or by written consent of holders of the majority of shares entitled to vote; except that such election by shareholders to fill a vacancy created by removal of a director by written consent shall require the consent of all the outstanding shares entitled to vote.

     Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the vacancy may be filled as provided in this Section 5, to be effective when the resignation becomes effective.

     No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

     Section 6.  PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. Regular meetings
                 -------------------------------------------
of the board of directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

     Section 7.   ANNUAL MEETING. Immediately following each annual meeting of
                  --------------
shareholders, the board of directors shall hold a regular meeting for the purpose of organization, any desired election of officers and the transaction of other business. Notice of this meeting shall not be required.

     Section 8.   OTHER REGULAR MEETINGS. Other regular meetings of the board of
                  ----------------------
directors may be held without notice at such time as shall from time to time be fixed by the board of directors.

     Section 9.   SPECIAL MEETINGS AND NOTICE. Special meetings of the board of
                  ---------------------------
directors for any purpose or purposes may be called at any time by the chairman of the board, or the president, or the secretary, or any two directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone or telegram, it shall be delivered in the manner set forth in section 118 of the California Corporations Code, personally or by telephone or to the telegraph company at least forty eight (48) hours before the time of the holding of the meeting. The notice need not specify the purpose of the meeting, nor the place if the meeting is to be held at the principal executive office of the corporation.

     Section 10.  QUORUM. A majority of the number of directors then in office
                  ------
shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article III. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 310 of the Corporations Code of California (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 of that Code (as to appointment of committees) and Section 317(e) of that Code (as to indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     Section 11.  WAIVER OF NOTICE. The transactions of any meeting of the board
                  ----------------
of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting need not be given to any director who attends the meeting without protesting before or at its commencement, the lack of notice to that director.

     Section 12.  ADJOURNMENT. A majority of the directors present, whether or
                  -----------
not constituting a quorum, may adjourn any meeting to another time and place.

     Section 13.  NOTICE OF ADJOURNMENT. Notice of the time and place of holding
                  ---------------------
an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting in the manner specified in
Section 9 of this Article III to the directors who were not present at the time of the adjournment.

     Section 14.  ACTION WITHOUT MEETING. Any action required or permitted to be
                  ----------------------
taken by the board of directors may be taken without a meeting if all members of the board shall, individually or collectively, consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

     Section 15.  FEES AND COMPENSATION OF DIRECTORS. Directors and members of
                  ----------------------------------
committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

                                  ARTICLE IV.
                                  COMMITTEES

     Section 1.   COMMITTEES OF DIRECTORS. The board of directors may, by
                  -----------------------
resolution adopted by a majority of the authorized number of directors, designate one or more committees each consisting of two or more directors to serve at the pleasure of the board. The board may, by vote of a majority of the authorized number of directors, designate members of any committee, and one or more directors as alternate members who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board except with respect to:

          (a) The approval of any action which, under the General Corporation Law of California, also requires shareholders' approval or approval of the outstanding shares;

          (b) The filling of vacancies on the board of directors or in any committee;

          (c) The fixing of compensation of the directors for serving on the board or on any committee;

          (d) The amendment or repeal of By-laws or the adoption of new By-laws;

          (e) The amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

          (f) A distribution to the shareholders of the corporation except at a rate or in a periodic amount or within a price range determined by the board of directors; or

          (g) The appointment of any other committees of the board of directors or the members of these committees.

     Section 2.  MEETINGS AND ACTION OF COMMITTEES. Meetings and action of
                 ---------------------------------
committees shall be governed by and held and taken in accordance with the provisions of Article III of these By-laws, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting) with such changes as are necessary to substitute the committee and its members for the board of directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the board of directors of the committee; and notice of special meetings of committees shall also be given to all alternate members who shall have the right to attend meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these By-laws.

                                  ARTICLE V.
                                   OFFICERS

     Section 1.  OFFICERS. The officers of the corporation shall be a president,
                 --------
a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, a treasurer, one or more executive vice presidents, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers and such other officers as may be appointed in accordance with the provisions of Section 3 of this
Article V. Any number of offices may be held by the same person.

     Section 2.  ELECTION OF OFFICERS. The officers of the corporation, except
                 --------------------
such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.

     Section 3.  SUBORDINATE OFFICERS. The board of directors may appoint and
                 --------------------
may empower the president to appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-laws or as the board of directors may from time to time determine.

     Section 4.  REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if
                 -----------------------------------
any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

     Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

     Section 5.  VACANCIES IN OFFICES. A vacancy in any office because of death,
                 --------------------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-laws for regular appointments to that office.

     Section 6.  CHAIRMAN OF THE BOARD. The chairman of the board, if such an
                 ---------------------
officer be elected, shall, if present, preside at meetings of the shareholders and the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to such chairman by the board of directors or prescribed by the By-laws. If there is no president, the chairman of the board shall, in addition, be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

     Section 7.  PRESIDENT. Subject to such supervisory powers, if any, as may
                 ---------
be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. The president shall preside, in the absence of the chairman of the board or if there is none, at all meetings of the shareholders and the board of directors. The president shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or the By-laws.

     Section 8.  VICE PRESIDENTS. Each vice president shall have such powers and
                 ---------------
perform such duties as from time to time may be prescribed for such vice president by the board of directors or the By-laws and the president or the chairman of the board. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors shall perform all the duties of the president and, when so acting, shall have all the powers of and be subject to all the restrictions upon the president.

     Section 9.  SECRETARY.  The secretary shall keep or cause to be kept, at
                 ---------
the principal executive office or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the directors, committees of directors, and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given and the names of those present at a directors' meeting or committee meetings, the number of shares present or represented at a shareholders' meeting, and the proceedings.

     The secretary shall keep or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary may give or cause to be given notice of meetings of the shareholders and of the board of directors required by the By-laws or by law to be given.

     The secretary shall keep the seal of the corporation, if one be adopted, in safe custody. The secretary or an assistant secretary, or any other officer so authorized by the board of directors, may affix, and attest by his or her signature the affixing of, the seal of the corporation to any instrument.

     The secretary shall have such other powers and perform such other duties as may be prescribed by the board of directors or by the By-laws.

     Section 10.  CHIEF FINANCIAL OFFICER. The chief financial officer shall
                  -----------------------
keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The chief financial officer shall deposit all monies and other valuables in the name of and to the credit of the corporation with such depositaries as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of the chief financial officer's transactions as chief financial officer and of the financial condition of the corporation and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the By-laws.

                                  ARTICLE VI.
                         INDEMNIFICATION OF DIRECTORS,
                     OFFICERS, EMPLOYEES AND OTHER AGENTS

     Section 1.   INDEMNIFICATION. The corporation shall, to the maximum extent
                  ---------------
permitted by Section 317 of the Code, indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor for breach of duty to the corporation and its shareholders) arising by reason of any such person's being or having been an agent of the corporation. The corporation shall, to the maximum extent permitted by Section 204(a)(11) of the Code, indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding by or in the right of the corporation to procure a judgment in its favor for breach of duty to the corporation and its shareholders arising by reason of any such person's being or having been an agent of the corporation. For purposes of this Section, an "agent" of the corporation shall include any person who is an officer, employee or other agent of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a director, officer, employee or agent of a corporation which was a predecessor corporation of the corporation, or of another enterprise at the request of such predecessor corporation.

     Section 2.  REQUIRED APPROVAL. Except as provided in Section 317(d) or
                 -----------------
204(a)(112) of the Code, any indemnification under these By-laws shall be made by the corporation only if authorized in the specific case based on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in
Section 317(b) of the Code, by:

          (a) A majority vote of a quorum consisting of Directors who are not parties to the proceeding;

          (b) If such a quorum of Directors is not obtainable, by independent legal counsel in a written opinion;

          (c) Approval by the affirmative vote of a majority of the shares of the corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of the holders of a majority of the outstanding shares entitled to vote, excluding, in either case, from the outstanding shares and the shares entitled to vote the shares owned by the person to be indemnified; or

          (d) The court in which the proceeding is or was pending, on application made by the corporation or the agent or the attorney or other person rendering services in connection with the defense of the corporation's agent, whether or not such application by the agent, attorney or other person is opposed by the corporation.

     Section 3.  ADVANCE OF EXPENSES. Expenses incurred in defending any
                 -------------------
proceeding arising by reason of any person's being or having been an agent of the corporation may be advanced by the corporation before the final disposition of the proceeding on receipt of any undertaking by or on behalf of the agent to repay the amount of the advance if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in these By-laws, subject to Section 317 (h) of the Code.

     Section 4.  INSURANCE.  The corporation shall have the power to purchase
                 ---------
and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not the corporation would have the power to indemnify the agent against that liability under other provisions of these By-laws.

                                 ARTICLE VII.
                              RECORDS AND REPORTS

     Section 1.  MAINTENANCE AND INSPECTION OF SHARE REGISTER. The corporation
                 --------------------------------------------
shall keep at its principal executive office, or at the office of its transfer agent or registrar if either be appointed, a record of its shareholders giving the names and addresses of all shareholders and the number and class of shares held by each shareholder. Such record shall be kept in written form or in any other form capable of being converted to written form. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of California.

     A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation (1% after such time as the corporation has filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors) may (i) inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours on five (5) business days prior written demand on the corporation and (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the shareholders' names and addresses who are entitled to vote for the election of directors and their shareholdings as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder by the transfer agent on or before the later of five (5) business days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection and copying on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

     Section 2.  MAINTENANCE AND INSPECTION OF BY-LAWS. The corporation shall
                 -------------------------------------
keep at its principal executive office or, if its principal executive office is not in the State of California, at its principal business office in this state the original or a copy of the By-laws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the secretary will, upon the written request of any shareholder, furnish to that shareholder a copy of the By-laws as amended to date.

     Section 3.  MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS.  The
                 -----------------------------------------------------
accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

     Section 4.  INSPECTION BY DIRECTORS. Every director shall have the absolute
                 -----------------------
right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

     Section 5.  ANNUAL REPORT TO SHAREHOLDERS. The requirement for the annual
                 -----------------------------
report to shareholders referred to in Section 1501(a) of the California Corporations Code is expressly waived while the corporation has less than 100 shareholders (determined as provided in Section 605 Of the Code), but nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the shareholders of the corporation as the board considers appropriate.

     Section 6.  FINANCIAL STATEMENTS. If a shareholder or shareholders holding
                 --------------------
at least five percent (5%) of the outstanding shares of any class of stock of the corporation makes a written request to the corporation for an income statement of the corporation for the three month, six month or nine month period of the then current fiscal year ended more than thirty (30) days before the date of the request and a balance sheet of the corporation as of the end of that period, the chief financial officer shall cause the requested statement to be prepared, if not already prepared, and shall deliver personally or mail if not already delivered or mailed, that statement to the person making the request within thirty (30) days after the receipt of the request. If the corporation has not sent to the shareholders its annual report containing an income statement, year end balance sheet and statement of changes in financial position for the last fiscal year, this report shall likewise be delivered or mailed to any shareholder or shareholders within thirty (30) days after receipt of a written request made more than 120 days after the close of the fiscal year.

     The statements and reports referred to in this Section shall be accompanied by the report; if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

     Copies of statements and reports referred to in this section shall be kept on file in the principal executive office of the corporation for twelve (12) months and each such statement and report shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or report, or a copy shall be mailed to any such shareholder.

     Section 7.  ANNUAL STATEMENT OF GENERAL INFORMATION. The corporation shall,
                 ---------------------------------------
during the applicable filing period each year, file with the Secretary of State of the State of California, on the prescribed form, a statement setting forth the names and complete business or residence addresses of all incumbent directors, the names and complete business or residence addresses of the chief executive officer, secretary and chief financial officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of service of process, all in compliance with Section 1502 of the Corporations Code of California.

                                 ARTICLE VIII.
                           GENERAL CORPORATE MATTERS

     Section 1.  RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For
                 -----------------------------------------------------
purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any right or entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date which shall not be more than sixty (60) days before any such action and, in that case, only shareholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by agreement or in the California Corporations Code.

     If the board of directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

     Section 2.  CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts
                 -----------------------------------------
or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable by the corporation shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by resolution of the board of directors.

     Section 3.  CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED. The board of
                 -------------------------------------------------
directors, except as otherwise provided in these By-laws, may authorize any officer or officers, agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the corporation. This authority may be general or confined to specific instances and, unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     Section 4.  CERTIFICATES FOR SHARES. A certificate or certificates for
                 -----------------------
shares of the capital stock of the corporation shall be issued to each shareholder when any of these shares are fully paid and the board of directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All certificates shall be signed in the name of the corporation by the chairman of the board, vice chairman of the board, president or vice president and by the chief financial officer, an assistant treasurer, the secretary or any assistant secretary certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent or registrar at the date of issue. If the shares of the corporation are classified or if any class of shares has two or more series, there shall appear on the certificate either (a) a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of shares authorized to be issued and upon the holders thereof; or (b) a summary of such rights, preferences, privileges and restrictions with reference to the provisions of the articles and any certificates of determination establishing the same; or (c) a statement setting forth the office or agency of the corporation from which shareholders may obtain, upon request and without charge, a copy of the statement referred to in item (a) heretofore. Every certificate shall have noted thereon any information required to be set forth by Section 418 of the California Corporations Code and such other information as shall be required by law or contract.

     Section 5.  LOST CERTIFICATES. Except as provided in this Section 5, no new
                 -----------------
certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

     Section 6.  REPRESENTATION OF SHARES OF OTHER CORPORATIONS. Only such
                 ----------------------------------------------
officers authorized by resolution of the board of directors shall be authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority granted to these officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by these officers.

     Section 7.  CONSTRUCTION AND DEFINITIONS. Unless the context requires
                 ----------------------------
otherwise, the general provisions, rules of construction and definitions in the California General Corporation Law shall govern the construction of these By-laws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular and the term "person" includes both a corporation and a natural person.

                                  ARTICLE IX.
                                  AMENDMENTS

     Section 1.  AMENDMENT BY SHAREHOLDERS. Subject to the provisions of the
                 -------------------------
Articles of Incorporation of the corporation regarding the amending of the bylaws, new by-laws may be adopted or these by-laws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum number of directors (see Article III, Section 2) to a number less than five (5) may not be adopted if the votes cast against the amendment at a meeting or the shares not consenting in the case of action by written consent equal more than 16 2/3 percent of the outstanding shares entitled to vote, and provided further that if the Articles of Incorporation of the corporation set forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amendment of the Articles of Incorporation.

     Section 2.  AMENDMENT BY DIRECTORS. Subject to the rights of the
                 ----------------------
shareholders as provided in Section 1 of this Article IX, By-laws other than a by law or an amendment of a by law changing the authorized number of directors may be adopted, amended or repealed by the board of directors.

     Section 3.  RECORD OF AMENDMENTS. Whenever an amendment or new by law is
                 --------------------
adopted, it shall be copied in the book of By-laws with the original By-laws in the appropriate place. If any by law is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted and a written assent was filed shall be stated in said book.